UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                                (Amendment No. 1)

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

         Date of Report (date of earliest event reported): June 9, 2010


                               CAMELOT CORPORATION
               (Exact name of registrant as specified in charter)

        Colorado                       000-08299                  84-0691531
(State or other jurisdiction     (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)

                        730 W. Randolph Street, Suite 600
                                Chicago, IL 60661
                    (Address of principal executive offices)

                                  312-454-0015
                           (Issuer's Telephone Number)

                                   Copies to:
                             Kristen A. Baracy, Esq.
                             Synergy Law Group, LLC
                       730 West Randolph Street, Suite 600
                                Chicago, IL 60661
                     Phone: 312-454-0015 - Fax: 312-454-0261

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                               CAMELOT CORPORATION

                                EXPLANATORY NOTE

This Amendment on Form 8-K/A (the "Amendment") amends the Current Report for Camelot Corporation on Form 8-K filed with the U. S. Securities and Exchange Commission on June 14, 2010 (the "Original Report"). Camelot Corporation is filing this Amendment in response to comments from the Staff of the U. S. Securities and Exchange Commission. This Amendment is an amendment and restatement of the Original Report in its entirety in order to provide a complete presentation.

ITEM 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On June 9, 2010, the Board of Directors of Camelot Corporation (the "Company") approved the resignation of Comiskey & Co., P.C. ("Comiskey"), the independent accountant previously engaged as the principal accountant to audit the Company's financial statements.

Comiskey's reports on the April 30, 2009 and 2008 audited financial statements and Comiskey's notes to the April 30, 2009 and 2008 financial statements included explanatory statements which noted that there was substantial doubt about the Company's ability to continue as a going concern because of recurring operating losses for the past several years and its dependence upon financing to continue operations. Other than such statements, no report of Comiskey contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years ended April 30, 2009 and 2008, and through June 9, 2010: (i) there were no disagreements with Comiskey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Comiskey, would have caused it to make reference to the subject matter of the disagreement in connection with its reports and (ii) Comiskey did not advise the Company of any of the events requiring reporting under Item 304(a)(1)(v) of Regulation S-K.

The Company provided to Comiskey the disclosure contained in its Current Report on Form 8-K and requested Comiskey to furnish a letter addressed to the Commission stating whether it agreed with the statements made by the Company therein and, if not, stating the respects in which it did not agree. A copy of such letter dated June 9, 2010 was filed as Exhibit 16.1 to the Company's Current Report on Form 8-K filed on June 14, 2010.

On June 9, 2010, the Board of Directors of the Company ratified and approved the
Company's  engagement  of  Schumacher  &  Associates,   Inc.  ("Schumacher")  as
independent auditors for the Company.

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
During the Company's two most recent fiscal years ended April 30, 2009 and 2008 and through June 9, 2010, neither the Company nor anyone on its behalf consulted Schumacher regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was either the subject of a "disagreement" (as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a "reportable event" (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits

          16.1 Letter from Comiskey & Co., P.C. dated June 9, 2010 *

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*    Incorporated by reference to the Registrant's Current Report on Form 8-K filed with the Commission on June 14, 2010.

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
                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CAMELOT CORPORATION


June 18, 2010                        By /s/ Jeffrey Rochlin
                                        ----------------------------------------
                                     Name:  Jeffrey Rochlin
                                     Title: President

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